UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2014

CLEVELAND BIOLABS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-32954	20-0077155
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

73 High Street

Buffalo, New York 14203

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (716) 849-6810

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On June 17, 2014, Cleveland BioLabs, Inc. (the “Company”) entered into a definitive securities purchase agreement (the “Purchase Agreement”) with certain accredited investors (the “Purchasers”), pursuant to which the Company agreed to issue and sell to the Purchasers, subject to customary closing conditions, units that are immediately separable into an aggregate of 6,167,400 shares (the “Shares”) of the Company’s common stock, par value $0.005 per share (the “Common Stock”), and warrants (the “Warrants”) to purchase up to 3,083,700 additional shares of Common Stock (the “Warrant Shares”), for an aggregate purchase price of $3.5 million, or $0.5675 per unit (the “Private Placement”). The Company closed the Private Placement on June 20, 2014. The Warrants, which may be exercised for cash or by surrender of all or a portion of such Warrant in a cashless exercise, will have a per share exercise price of $0.56 and a five year term. Based on the number of shares of Common Stock issued and outstanding as of June 17, 2014, upon completion of the Private Placement the Company has 57,110,198 shares of Common Stock issued and outstanding. Under the terms of the Purchase Agreement, the Company shall use $3 million of the funds raised to pay down its term loan from Hercules Technology II, L.P. (“Hercules”).

The Purchasers consist of Dr. Mikhail Mogutov, Chairman of the Board of Directors of Incuron, LLC and Chairman of the Investment Committee and founder of Bioprocess Capital Ventures, as well as one institutional investor and its affiliate that collectively beneficially own more than 5% of our Common Stock.

The securities issued by the Company pursuant to the Purchase Agreement and upon exercise of the Warrants (collectively, the “Securities”) have not been registered under the Securities Act of 1933, as amended (the “Act”), and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The Company is relying on the private placement exemption from registration provided by Section 4(a)(2) of the Act and by Rule 506 of Regulation D, promulgated by the Securities and Exchange Commission (the “SEC”), and in reliance on similar exemptions under applicable state laws. Upon completion of the transaction, a Form D filing will be made in accordance with the requirements of Regulation D. No underwriting discounts or commissions are or will be payable as a result of the offer, sale and issuance by the Company of the Securities. On January 9, 2014, the Company entered into a letter agreement (the “Placement Agency Agreement”) with H.C. Wainwright & Co., LLC (“HCW”) pursuant to which the Company engaged HCW to act as its exclusive placement agent in connection with the issuance and sale of its Common Stock and warrants. Pursuant to the fee tail provision of the Placement Agency Agreement, which specifically excludes BioProcess Capital Partners and its affiliates, including Dr. Mogutov, the Company will pay $30,000 to HCW upon the completion of this offering.

In connection with the Private Placement, the Company entered into a Registration Rights Agreement with the Purchasers (the “Registration Rights Agreement”). Pursuant to the Registration Rights Agreement, the Company has agreed, upon the request of the Investors, subject to certain terms and conditions, to file a registration statement under the Act covering the resale of shares of Common Stock, including shares of Common Stock underlying the warrants, within 30 days after receipt of such request. The Company shall cause the registration statement to be declared effective under the Act within 60 days (or in the event of a “full review” by the SEC, 120 days) if such request is made within 60 days of June 17, 2014. The obligation to file a registration statement pursuant to the Investors’ request shall continue for three years. Additionally, the Investors are entitled to piggyback registration rights in certain circumstances. The Company will bear all expenses of such registration of the resale of the Shares and the Warrant Shares.

Additionally, in connection with the Private Placement, the Company entered into a Rights Agreement (the “Rights Agreement”) with the Purchasers. Pursuant to the Rights Agreement, Dr. Mogutov shall have the right to designate one director for nomination for election to the Company’s Board of Directors (the “Board”) until such time when Dr. Mogutov and his affiliates no longer hold in the aggregate more than 3% of the issued and outstanding Common Stock of the Company.

The Company also entered into a First Amendment to the Loan and Security Agreement with Hercules (the “Amendment”) pursuant to which the Company agreed to pay down $4 million of the amount outstanding under its term loan with Hercules and Hercules agreed to (1) terminate the agreement between the Company and Hercules pursuant to which the Company had granted Hercules a security interest in and pledged to Hercules its ownership interest in Incuron, LLC, and (2) waive any prepayment charges associated with the payment.

The foregoing descriptions of the Purchase Agreement, the Registration Rights Agreement, the Rights Agreement, the Warrants and the Amendment are summaries of the material terms of such agreements and documents, do not purport to be complete and are qualified in their entirety by reference to the Purchase Agreement, the Registration Rights Agreement, the Rights Agreement, the Amendment and the form of Warrant and filed as Exhibit 10.1, Exhibit 10.2, Exhibit 10.3, Exhibit 10.4 and Exhibit 4.1, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

Item 3.02.	Unregistered Sales of Equity Securities.

The disclosures set forth in Item 1.01 above are incorporated herein for this Item 3.02.

Item 8.01	Other Events.

On June 18, 2014, the Company issued a press release titled “Cleveland BioLabs Reduces Debt with $3.5 Million At-The-Market Private Placement of Unregistered Stock.” A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1	Form of Series J Warrant

10.1	Purchase Agreement

10.2	Registration Rights Agreement

10.3	Rights Agreement

10.4	First Amendment to Loan Agreement

99.1	Press release, dated June 18, 2014.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws. These  forward-looking statements are based on the Company’s current expectations and beliefs concerning future developments and their potential effects on the Company. There can be no assurance that future developments affecting the Company will be those that the Company has anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the Company’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, the risks and uncertainties described in the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 and in its other filings from time to time filed with the Securities and Exchange Commission. Should one or more of these risks or uncertainties materialize, or should any of the Company’s assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. The Company undertakes no obligation to publicly update or revise any forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 20, 2014	CLEVELAND BIOLABS, INC.

	By:	/s/ Yakov Kogan
Yakov Kogan
Chief Executive Officer